UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2009

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 25, 2009, Registrant issued a press release announcing its fourth quarter and fiscal 2008 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 7.01.                                    REGULATION FD DISCLOSURE.

On February 25, 2009, Registrant issued a press release entitled, “DineEquity, Inc. Provides Financial Performance Guidance for Fiscal 2009.”  A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference. In addition to the information in the press release,  in response to an investor question posed on DineEquity’s investor conference call on Wednesday, February 25, 2009, the Company is providing the following information with regards to the financial impact of a 53rd operating week in fiscal 2009.  The Company expects the inclusion of the 53rd week will result in the recognition of approximately $7 million of additional pre-tax profit across the reporting segments of its Applebee’s and IHOP business units.

The preceding sentence constitutes a forward-looking statement provided by Registrant pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995. This statement involves known and unknown risks, uncertainties and other factors, which may cause the actual results to be materially different than those expressed. These factors include, but are not limited to the factors identified in the press release under “Forward-Looking Statements,” and other factors discussed from time to time in the Company’s news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of Annual and Quarterly Reports on Forms 10-K and 10-Q. Registrant disclaims any intent or obligation to update this forward-looking information.

The information set forth in response to this item shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press release of Registrant dated February 25, 2009, re Fourth Quarter and Fiscal 2008 Financial Results
99.2	Press release of Registrant dated February 25, 2009, re Guidance for Fiscal 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2009	IHOP CORP.

	By:	/s/ MARK D. WEISBERGER
Mark D. Weisberger
Vice President — Legal,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Registrant dated February 25, 2009, re Fourth Quarter and Fiscal 2008 Financial Results
99.2	Press release of Registrant dated February 25, 2009, re Guidance for Fiscal 2009